Prospectus Supplement	December 31, 2017

Putnam VT Small Cap Value Fund
Prospectus dated April 30, 2017

Effective December 31, 2017, the sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio manager is now David Diamond.

Additional information regarding the fund’s portfolio manager, including business experience during the last five years, is set forth in the fund’s prospectus.

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